Exhibit 99.2
STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
June 30, 2015

This financial information should be read in conjunction with State Street's news release dated July 24, 2015. Additional financial and other information about State Street is available in its Annual Report on Form 10-K for the year ended December 31, 2014 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2015, which was previously filed with the SEC.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2014	2015	2015 vs. 2014
Revenue:
Fee revenue	$1,924	$2,039	$2,012	$2,056	$2,060	$2,082	2.1%	1.1%	$3,963	$4,142	4.5%
Net interest revenue	555	561	570	574	546	535	(4.6)	(2.0)	1,116	1,081	(3.1)
Net gains from sales of available-for-sale securities	15	—	—	—	—	(3)			15	(3)
Net losses from other-than-temporary impairment	(1)	—	—	—	(1)	—			(1)	(1)
Net losses reclassified (from) to other comprehensive income	(8)	(2)	—	—	—	—			(10)	—
Total revenue	2,485	2,598	2,582	2,630	2,605	2,614	0.6	0.3	5,083	5,219	2.7
Provision for loan losses	2	2	2	4	4	2			4	6
Total expenses	2,028	1,850	1,892	2,057	2,097	2,134	15.4	1.8	3,878	4,231	9.1
Income before income tax expense	455	746	688	569	504	478	(35.9)	(5.2)	1,201	982	(18.2)
Income tax expense	92	124	128	77	95	56	(54.8)	(41.1)	216	151	(30.1)
Net income	363	622	560	492	409	422	(32.2)	3.2	985	831	(15.6)
Net income available to common shareholders	356	602	542	473	377	393	(34.7)	4.2	958	770	(19.6)
Diluted earnings per common share	.81	1.38	1.26	1.12	.90	.94	(31.9)	4.4	2.19	1.84	(16.0)
Average diluted common shares outstanding (in thousands)	438,815	435,320	429,736	424,339	418,750	416,712	(4.3)	(0.5)	436,958	417,643	(4.4)
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30	$.34	13.3	13.3	$.56	$.64	14.3
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53	77.00	14.5	4.7	67.26	77.00	14.5
Ratios:
Return on average common equity	7.2%	11.9%	10.6%	9.4%	7.9%	8.3%	(30.3)	5.1	9.6%	8.1%	(15.6)
Pre-tax operating margin	18.3	28.7	26.6	21.6	19.3	18.3	(36.2)	(5.2)	23.6	18.8	(20.3)
Common equity tier 1 risk-based capital[1,2]	NA	12.8	12.8	12.5	12.2	12.2	(4.7)	—	12.8	12.2	(4.7)
Tier 1 risk-based capital[1]	NA	14.1	14.2	14.6	14.2	14.9	5.7	4.9	14.1	14.9	5.7
Total risk-based capital[1]	NA	16.1	16.2	16.6	16.3	17.0	5.6	4.3	16.1	17.0	5.6
Tier 1 leverage[1]	NA	6.9	6.4	6.4	5.8	6.0	(13.0)	3.4	6.9	6.0	(13.0)
Tangible common equity[2]	6.7	6.8	6.6	6.8	6.0	6.6	(2.9)	10.0	6.8	6.6	(2.9)
At quarter-end:
Assets under custody and administration (in trillions)[3]	$27.48	$28.40	$28.47	$28.19	$28.49	$28.65	0.9	0.6	$28.40	$28.65	1.1
Asset under management (in trillions)	2.38	2.48	2.42	2.45	2.44	2.37	(4.4)	(2.9)	2.48	2.37	(4.4)
Total assets	256,663	282,324	274,805	274,119	279,476	294,571	4.3	5.4	282,324	294,571	4.3
Investment securities	117,504	117,303	115,319	112,636	112,857	101,463	(13.5)	(10.1)	117,303	101,463	(13.5)
Deposits	194,648	218,834	207,968	209,040	211,352	230,591	5.4	9.1	218,834	230,591	5.4
Long-term debt	9,503	9,037	9,016	10,042	9,174	9,085	0.5	(1.0)	9,037	9,085	0.5
Total shareholders' equity	21,273	21,700	21,156	21,473	20,819	21,500	(0.9)	3.3	21,700	21,500	(0.9)

1  In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 presented in the table above have been calculated under the advanced approaches provisions of the Basel III final rule. Regulatory capital ratios as of March 31, 2014 were calculated under Basel I, are not directly comparable to such ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 and are not disclosed. Refer to page 16 of this earnings release addendum for additional information about our regulatory capital ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015.

[2]  Tangible common equity ratios as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015 are non-GAAP financial measures. Refer to accompanying reconciliations on page 17 for additional information.

[3]  Included assets under custody of $21.00 trillion, $21.69 trillion, $21.71 trillion, $21.66 trillion, $21.98 trillion and $22.06 trillion as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and June 30, 2015, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2014	2015	2015 vs. 2014
Reported Results
Fee revenue:
Servicing fees	$1,238	$1,288	$1,302	$1,301	$1,273	$1,325	2.9%	4.1%	$2,526	$2,598	2.9%
Management fees	292	300	316	299	301	304	1.3	1.0	592	605	2.2
Trading services:
Direct sales and trading	71	79	101	110	135	88	11.4	(34.8)	150	223	48.7
Indirect foreign exchange trading[1]	63	65	60	58	68	79	21.5	16.2	128	147	14.8
Total foreign exchange trading	134	144	161	168	203	167	16.0	(17.7)	278	370	33.1
Electronic foreign exchange services	48	43	44	46	48	44	2.3	(8.3)	91	92	1.1
Other trading, transition management and brokerage	71	73	73	79	73	70	(4.1)	(4.1)	144	143	(0.7)
Total brokerage and other trading services	119	116	117	125	121	114	(1.7)	(5.8)	235	235	—
Total trading services	253	260	278	293	324	281	8.1	(13.3)	513	605	17.9
Securities finance	85	147	99	106	101	155	5.4	53.5	232	256	10.3
Processing fees and other	56	44	17	57	61	17	(61.4)	(72.1)	100	78	(22.0)
Total fee revenue	1,924	2,039	2,012	2,056	2,060	2,082	2.1	1.1	3,963	4,142	4.5
Net interest revenue:
Interest revenue	655	650	671	676	642	629	(3.2)	(2.0)	1,305	1,271	(2.6)
Interest expense	100	89	101	102	96	94	5.6	(2.1)	189	190	0.5
Net interest revenue	555	561	570	574	546	535	(4.6)	(2.0)	1,116	1,081	(3.1)
Gains (losses) related to investment securities, net:
Net gains (losses) from sales of available-for-sale securities	15	—	—	—	—	(3)			15	(3)
Losses from other-than-temporary impairment	(1)	—	—	—	(1)	—			(1)	(1)
Losses reclassified (from) to other comprehensive income	(8)	(2)	—	—	—	—			(10)	—
Gains (losses) related to investment securities, net	6	(2)	—	—	(1)	(3)			4	(4)
Total revenue	2,485	2,598	2,582	2,630	2,605	2,614	0.6	0.3	5,083	5,219	2.7
Provision for loan losses	2	2	2	4	4	2			4	6
Expenses:
Compensation and employee benefits	1,157	978	953	972	1,087	984	0.6	(9.5)	2,135	2,071	(3.0)
Information systems and communications	244	244	242	246	247	249	2.0	0.8	488	496	1.6
Transaction processing services	191	193	199	201	197	201	4.1	2.0	384	398	3.6
Occupancy	114	115	119	113	113	109	(5.2)	(3.5)	229	222	(3.1)
Acquisition and restructuring costs	33	28	20	52	6	3	(89.3)	(50.0)	61	9	(85.2)
Other	289	292	359	473	447	588	101.4	31.5	581	1,035	78.1
Total expenses	2,028	1,850	1,892	2,057	2,097	2,134	15.4	1.8	3,878	4,231	9.1
Income before income tax expense	455	746	688	569	504	478	(35.9)	(5.2)	1,201	982	(18.2)
Income tax expense	92	124	128	77	95	56	(54.8)	(41.1)	216	151	(30.1)
Net income	$363	$622	$560	$492	$409	$422	(32.2)	3.2	$985	$831	(15.6)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2014	2015	2015 vs. 2014
Adjustments to net income:
Dividends on preferred stock	$(6)	$(19)	$(18)	$(18)	$(31)	$(29)	52.6%	(6.5)%	$(25)	$(60)	140.0%
Earnings allocated to participating securities	(1)	(1)	—	(1)	(1)	—	(100.0)	(100.0)	(2)	(1)	(50.0)
Net income available to common shareholders	$356	$602	$542	$473	$377	$393	(34.7)	4.2	$958	$770	(19.6)
Earnings per common share:
Basic	$.83	$1.41	$1.28	$1.14	$.91	$.96	(31.9)	5.5	$2.23	$1.87	(16.1)
Diluted	.81	1.38	1.26	1.12	.90	.94	(31.9)	4.4	2.19	1.84	(16.0)
Average common shares outstanding:
Basic	430,621	427,824	421,974	416,651	412,225	410,674	(4.0)	(0.4)	429,215	411,445	(4.1)
Diluted	438,815	435,320	429,736	424,339	418,750	416,712	(4.3)	(0.5)	436,958	417,643	(4.4)
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30	$.34	13.3	13.3	$.56	$.64	14.3
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53	77.00	14.5	4.7	67.26	77.00	14.5
Financial ratios:
Return on average common equity	7.2%	11.9%	10.6%	9.4%	7.9%	8.3%	(30.3)	5.1	9.6%	8.1%	(15.6)
Pre-tax operating margin	18.3	28.7	26.6	21.6	19.3	18.3	(36.2)	(5.2)	23.6	18.8	(20.3)
After-tax margin	14.6	23.9	21.7	18.7	15.7	16.2	(32.2)	3.2	19.4	15.9	(18.0)
Internal capital generation rate	5.0	9.4	8.2	6.9	5.3	5.3	(43.6)	—	7.2	5.3	(26.4)
Common dividend payout ratio	31.5	21.2	23.3	26.3	32.8	35.3	66.5	7.6	25.0	34.1	36.4

1  We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of Quarter End						% Change
(Dollars in millions, except per share amounts)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15
Assets:
Cash and due from banks	$3,877	$6,247	$4,146	$1,855	$3,149	$3,084	(50.6)%	(2.1)%
Interest-bearing deposits with banks	75,796	98,386	86,946	93,523	83,398	116,728	18.6	40.0
Securities purchased under resale agreements	6,087	3,681	2,603	2,390	11,331	4,447	20.8	(60.8)
Trading account assets	889	941	1,033	924	1,145	1,373	45.9	19.9
Investment securities:
Investment securities available for sale	99,162	98,546	96,552	94,913	96,612	85,308	(13.4)	(11.7)
Investment securities held to maturity[1]	18,342	18,757	18,767	17,723	16,245	16,155	(13.9)	(0.6)
Total investment securities	117,504	117,303	115,319	112,636	112,857	101,463	(13.5)	(10.1)
Loans and leases[2]	16,084	16,767	18,364	18,161	18,278	18,547	10.6	1.5
Premises and equipment[3]	1,896	1,920	1,911	1,937	1,933	2,035	6.0	5.3
Accrued interest and fees receivable	2,197	2,221	2,318	2,242	2,281	2,385	7.4	4.6
Goodwill	6,038	6,037	5,899	5,826	5,663	5,729	(5.1)	1.2
Other intangible assets	2,306	2,247	2,121	2,025	1,892	1,871	(16.7)	(1.1)
Other assets	23,989	26,574	34,145	32,600	37,549	36,909	38.9	(1.7)
Total assets	$256,663	$282,324	$274,805	$274,119	$279,476	$294,571	4.3	5.4
Liabilities:
Deposits:
Noninterest-bearing	$72,800	$73,109	$66,134	$70,490	$72,704	$83,120	13.7	14.3
Interest-bearing -- U.S.	15,327	27,584	24,435	33,012	30,769	32,839	19.1	6.7
Interest-bearing -- Non-U.S.	106,521	118,141	117,399	105,538	107,879	114,632	(3.0)	6.3
Total deposits	194,648	218,834	207,968	209,040	211,352	230,591	5.4	9.1
Securities sold under repurchase agreements	8,953	9,168	9,385	8,925	10,158	10,978	19.7	8.1
Federal funds purchased	18	14	17	21	17	15	7.1	(11.8)
Other short-term borrowings	3,811	4,322	4,307	4,381	4,346	4,756	10.0	9.4
Accrued expenses and other liabilities	18,457	19,249	22,956	20,237	23,610	17,646	(8.3)	(25.3)
Long-term debt	9,503	9,037	9,016	10,042	9,174	9,085	0.5	(1.0)
Total liabilities	235,390	260,624	253,649	252,646	258,657	273,071	4.8	5.6
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	—	—	—	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	—	—	—	—	—	742
Common stock, $1 par, 750,000,000 shares authorized[4]	504	504	504	504	504	504	—	—
Surplus	9,737	9,765	9,780	9,791	9,744	9,744	(0.2)	—
Retained earnings	13,639	14,114	14,531	14,882	15,135	15,390	9.0	1.7
Accumulated other comprehensive income (loss)	188	489	(107)	(507)	(1,006)	(1,011)	(306.7)	0.5
Treasury stock, at cost[5]	(4,028)	(4,405)	(4,785)	(5,158)	(5,519)	(5,830)	32.3	5.6
Total shareholders' equity	21,273	21,700	21,156	21,473	20,819	21,500	(0.9)	3.3
Total liabilities and shareholders' equity	$256,663	$282,324	$274,805	$274,119	$279,476	$294,571	4.3	5.4

[1] Fair value of investment securities held to maturity as of Q1, Q2, Q3 and Q4 2014, Q1 and Q2 2015 was $18,326, $18,864, $18,865, $17,842, $16,417 and $16,198, respectively.
[2] Allowance for loan losses as of Q1, Q2, Q3 and Q4 2014, Q1 and Q2 2015 was $30, $32, $34, $38, $41 and $43, respectively.
[3] Accumulated depreciation for premises and equipment as of Q1, Q2, Q3 and Q4 2014, Q1 and Q2 2015 was $4,521, $4,620, $4,538, $4,599, $4,653, and $4,780 respectively.
[4] Common stock shares issued as of Q1, Q2, Q3 and Q4 2014, Q1 and Q2 2015 was 503,881,095, 503,881,095, 503,880,120, 503,880,120, 503,879,642, and 503,879,642 respectively.
[5] Treasury stock shares as of Q1, Q2, Q3 and Q4 2014, Q1 and Q2 2015 was 73,440,407, 78,910,844, 83,948,535, 88,684,969, 92,569,079, and 96,125,524 respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS

(Dollars in millions)	Quarters						% Change
Average Balance Sheet Mix	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15
Investment securities and short-duration instruments	79.9%	81.5%	81.7%	81.2%	80.4%	81.8%	0.4%	1.7%
Loans and leases	6.8	6.4	6.5	7.1	7.0	6.6	3.1	(5.7)
Noninterest-earning assets	13.3	12.1	11.8	11.7	12.6	11.6	(4.1)	(7.9)
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Client funds bearing interest	61.5%	64.1%	64.6%	62.8%	59.9%	61.5%	(4.1)	2.7
Client funds not bearing interest	18.9	17.9	18.0	19.2	21.2	21.3	19.0	0.5
Other noninterest-bearing liabilities	5.6	4.9	5.1	5.9	6.9	5.6	14.3	(18.8)
Long-term debt and common shareholders' equity	13.7	12.6	11.8	11.5	11.2	10.7	(15.1)	(4.5)
Preferred shareholders' equity	0.3	0.5	0.5	0.6	0.8	0.9	80.0	12.5
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(Dollars in millions)	Quarters						% Change
Average Asset Backed Securities	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15
Fixed	$1,490	$1,480	$1,408	$1,405	$1,293	$1,748	18.1%	35.2%
Floating	53,178	51,889	49,214	43,425	40,306	36,931	(28.8)	(8.4)
Total	54,668	53,369	50,622	44,830	41,599	38,679

(Dollars in millions)	Quarters						% Change
Investment Securities - Appreciation (Depreciation)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15
Held to maturity:
Amortized cost (book value)	$18,342	$18,757	$18,767	$17,723	$16,245	$16,155	(13.9)%	(0.6)%
Fair value	18,326	18,864	18,865	17,842	16,417	16,198	(14.1)	(1.3)
Appreciation (depreciation)	(16)	107	98	119	172	43	(59.8)	(75.0)
Available for sale:
Amortized cost	98,770	97,739	95,834	94,108	95,524	$84,689	(13.4)	(11.3)
Fair value (book value)	99,162	98,546	96,552	94,913	96,612	85,308	(13.4)	(11.7)
Appreciation (depreciation)	392	807	718	805	1,088	619	(23.3)	(43.1)
Pre-tax depreciation related to securities available for sale transferred to held to maturity	(170)	(153)	(130)	(112)	(95)	(86)	(43.8)	(9.5)
Total pre-tax appreciation (depreciation) related to investment securities portfolio	206	761	686	812	1,165	576	(24.3)	(50.6)
Total after-tax appreciation (depreciation) related to investment securities portfolio	124	456	411	487	699	346	(24.1)	(50.5)

(Dollars in millions)	Quarters						% Change
Securities on Loan	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15
Average securities on loan	$333	$357	$354	$346	$350	$356	(0.3)%	1.7%
End-of-period securities on loan	348	364	341	351	350	333	(8.5)	(4.9)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS

     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the quarters indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of related federal benefit. Refer to page 13 of this earnings release addendum for reconciliations of GAAP basis to fully taxable-equivalent basis net interest revenue for each of the periods shown below.

	Quarters												% Change
	1Q14		2Q14		3Q14		4Q14		1Q15		2Q15		2Q15 vs. 2Q14	2Q15 vs. 1Q15
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$33,410	0.42%	$53,564	0.38%	$63,160	0.33%	$70,780	0.32%	$71,568	0.30%	$79,435	0.27%	48.3%	11.0%
Securities purchased under resale agreements	6,631	0.53	4,307	0.94	3,249	1.05	2,178	1.99	2,449	1.88	2,662	2.24	(38.2)	8.7
Trading account assets	901	—	953	—	985	—	995	—	1,117	—	1,243	—	30.4	11.3
Investment securities
U.S. Treasury and federal agencies
Direct obligations	5,992	2.02	8,027	1.97	11,570	1.69	15,858	1.65	17,123	1.60	18,189	1.57	126.6	6.2
Mortgage- and asset-backed securities	23,506	2.26	22,547	2.21	21,544	2.17	20,797	2.18	20,944	2.18	20,217	2.08	(10.3)	(3.5)
State and political subdivisions	10,452	4.37	10,562	3.30	10,636	3.80	10,821	3.76	10,963	3.73	10,827	3.77	2.5	(1.2)
Other investments
Asset-backed securities	54,668	1.35	53,369	1.38	50,622	1.45	44,830	1.43	41,599	1.36	38,679	1.40	(27.5)	(7.0)
Collateralized mortgage-backed securities and obligations	8,068	2.80	7,972	2.78	7,979	2.72	7,490	2.59	7,757	2.57	7,226	2.60	(9.4)	(6.8)
Money market mutual funds	670	—	442	—	390	—	232	—	531	—	493	—	11.5	(7.2)
Other debt investments and equity securities	14,479	2.14	14,674	2.12	14,877	2.21	14,194	2.14	13,739	1.97	13,322	1.94	(9.2)	(3.0)
Total investment securities	117,835	2.02	117,593	1.94	117,618	1.99	114,222	1.98	112,656	1.93	108,953	1.93	(7.3)	(3.3)
Loans and leases	14,602	1.61	15,061	1.62	16,002	1.59	17,945	1.84	18,025	1.65	17,508	1.77	16.2	(2.9)
Other interest-earning assets	13,527	0.02	14,845	0.06	17,003	0.05	18,338	0.05	20,544	0.06	23,610	0.03	59.0	14.9
Total interest-earning assets	186,906	1.52	206,323	1.34	218,017	1.30	224,458	1.27	226,359	1.23	233,411	1.16	13.1	3.1
Cash and due from banks	4,618		5,304		4,240		2,416		2,397		2,807		(47.1)	17.1
Other assets	24,045		23,037		25,053		27,565		30,326		27,644		20.0	(8.8)
Total assets	$215,569		$234,664		$247,310		$254,439		$259,082		$263,862		12.4%	1.8%
Liabilities:
Interest-bearing deposits:
U.S.	$12,072	0.03%	$20,698	0.09%	$24,144	0.11%	$28,063	0.12%	$30,174	0.13%	$28,165	0.13%	36.1%	(6.7)%
Non-U.S. transaction accounts	99,808		106,894		112,856		109,260		102,624		109,560		2.5	6.8
Non-U.S. nontransaction accounts	1,474		2,396		1,900		1,258		1,207		1,382		(42.3)	14.5
Total Non-U.S.	101,282	0.06	109,290	0.05	114,756	0.09	110,518	0.08	103,831	0.06	110,942	0.02	1.5	6.8
Securities sold under repurchase agreements	8,424	—	8,747	—	9,111	—	8,977	—	9,354	—	10,155	0.02	16.1	8.6
Federal funds purchased	20	—	19	—	18	—	22	—	24	—	22	—	15.8	(8.3)
Other short-term borrowings	3,909	1.57	4,000	(1.20)	4,376	—	4,415	0.13	4,448	0.13	4,400	0.16	10.0	(1.1)
Long-term debt	9,668	2.60	9,340	2.73	9,020	2.64	9,216	2.56	9,736	2.54	9,154	2.67	(2.0)	(6.0)
Other interest-bearing liabilities	6,758	0.43	7,559	0.99	7,386	0.42	7,690	0.50	7,465	0.41	8,609	0.74	13.9	15.3
Total interest-bearing liabilities	142,133	0.29	159,653	0.22	168,811	0.24	168,901	0.24	165,032	0.24	171,447	0.22	7.4	3.9
Non-interest bearing deposits	40,711		41,906		44,503		48,951		55,066		56,281		34.3	2.2
Other liabilities	12,034		11,541		12,513		15,069		17,767		14,713		27.5	(17.2)
Preferred shareholders' equity	722		1,233		1,233		1,526		1,961		2,295		86.1	17.0
Common shareholders' equity	19,969		20,331		20,250		19,992		19,256		19,126		(5.9)	(0.7)
Total liabilities and shareholders' equity	$215,569		$234,664		$247,310		$254,439		$259,082		$263,862		12.4%	1.8%
Excess of rate earned over rate paid		1.23%		1.12%		1.06%		1.03%		0.99%		0.94%
Net interest margin		1.30%		1.17%		1.12%		1.09%		1.06%		1.00%
Net interest revenue, fully taxable-equivalent basis		$599		$603		$613		$618		$590		$579
Tax-equivalent adjustment		(44)		(42)		(43)		(44)		(44)		(44)
Net interest revenue, GAAP basis		$555		$561		$570		$574		$546		$535

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION1

	Quarters						% Change
(Dollars in billions)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$6,908	$7,122	$7,035	$6,992	$7,073	$7,107	(0.2)%	0.5%
Collective funds	6,637	6,956	6,919	6,949	7,113	7,189	3.3	1.1
Pension products	5,472	5,613	5,780	5,746	5,745	5,830	3.9	1.5
Insurance and other products	8,460	8,709	8,731	8,501	8,560	8,524	(2.1)	(0.4)
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	$28,650	0.9	0.6
By Financial Instrument:
Equities	$15,040	$15,607	$15,616	$15,876	$15,660	$16,006	2.6%	2.2%
Fixed-income	9,053	9,255	9,298	8,739	9,157	8,939	(3.4)	(2.4)
Short-term and other investments	3,384	3,538	3,551	3,573	3,674	3,705	4.7	0.8
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	$28,650	0.9	0.6
By Geographic Location[2]:
North America	$20,540	$21,199	$21,255	$21,217	$21,554	$21,667	2.2%	0.5%
Europe/Middle East/Africa	5,704	5,923	5,869	5,633	5,590	5,621	(5.1)	0.6
Asia/Pacific	1,233	1,278	1,341	1,338	1,347	1,362	6.6	1.1
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	$28,650	0.9	0.6
Assets Under Custody[3]
By Product Classification:
Mutual funds	$6,596	$6,812	$6,669	$6,634	$6,786	$6,744	(1.0)%	(0.6)%
Collective funds	5,110	5,375	5,354	5,475	5,626	5,674	5.6	0.9
Pension products	4,868	4,985	5,188	5,161	5,160	5,243	5.2	1.6
Insurance and other products	4,422	4,515	4,496	4,386	4,406	4,403	(2.5)	(0.1)
Total Assets Under Custody	$20,996	$21,687	$21,707	$21,656	$21,978	$22,064	1.7	0.4
By Geographic Location[2]:
North America	$16,220	$16,743	$16,813	$16,903	$17,221	$17,255	3.1%	0.2%
Europe/Middle East/Africa	3,806	3,956	3,858	3,729	3,732	3,779	(4.5)	1.3
Asia/Pacific	970	988	1,036	1,024	1,025	1,030	4.3	0.5
Total Assets Under Custody	$20,996	$21,687	$21,707	$21,656	$21,978	$22,064	1.7	0.4
1 Amounts as of quarter-end.
2 Geographic mix is based on the location at which the assets are serviced.
3 Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT1

	Quarters						% Change
(Dollars in billions)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$42	$42	$40	$39	$38	$36	(14.3)%	(5.3)%
Passive	1,323	1,390	1,371	1,436	1,434	1,386	(0.3)	(3.3)
Total Equity	1,365	1,432	1,411	1,475	1,472	1,422	(0.7)	(3.4)
Fixed-Income:
Active	16	16	16	17	17	17	6.3	—
Passive	320	336	322	302	306	303	(9.8)	(1.0)
Total Fixed-Income	336	352	338	319	323	320	(9.1)	(0.9)
Cash[2]	419	413	410	399	393	376	(9.0)	(4.3)
Multi-Asset-Class Solutions:
Active	25	34	34	30	31	29	(14.7)	(6.5)
Passive	108	116	104	97	84	89	(23.3)	6.0
Total Multi-Asset-Class Solutions	133	150	138	127	115	118	(21.3)	2.6
Alternative Investments[3]:
Active	16	18	17	17	17	18	—	5.9
Passive	112	115	107	111	123	120	4.3	(2.4)
Total Alternative Investments	128	133	124	128	140	138	3.8	(1.4)
Total Assets Under Management	$2,381	$2,480	$2,421	$2,448	$2,443	$2,374	(4.3)	(2.8)
By Geographic Location[4]:
North America	$1,480	$1,533	$1,502	$1,568	$1,549	$1,486	(3.1)%	(4.1)%
Europe/Middle East/Africa	562	589	565	559	566	563	(4.4)	(0.5)
Asia/Pacific	339	358	354	321	328	325	(9.2)	(0.9)
Total Assets Under Management	$2,381	$2,480	$2,421	$2,448	$2,443	$2,374	(4.3)	(2.8)
[1] Amounts as of quarter-end.
[2] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[3] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.
[4] Geographic mix is based on client location or fund management location.
Exchange-Traded Funds[5]
By Asset Class:
Alternative investments	$42	$43	$40	$38	$40	$37	(14.0)%	(7.5)%
Cash	1	1	1	1	1	2	100.0	100.0
Equity	308	331	338	388	356	342	3.3	(3.9)
Fixed-income	36	38	37	39	43	41	7.9	(4.7)
Total Exchange-Traded Funds	$387	$413	$416	$466	$440	$422	2.2	(4.1)

[5] Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS CONSOLIDATED RESULTS OF OPERATIONS (NON-GAAP PRESENTATION)

     The following table presents consolidated financial results on a non-GAAP, or "operating" basis, as management believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street's normal ongoing business operations. Refer to page 13 of this earnings release addendum for reconciliations of GAAP basis to operating basis for each of the periods shown below.

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14[1]	2Q14[2]	3Q14[3]	4Q14[4]	1Q15[5]	2Q15[6]	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2014[7]	2015[8]	2015 vs. 2014
Operating-Basis Results
Fee revenue:
Servicing fees	$1,238	$1,288	$1,302	$1,301	$1,273	$1,325	2.9%	4.1%	$2,526	$2,598	2.9%
Management fees	292	300	316	299	301	304	1.3	1.0	592	605	2.2
Trading services:
Direct sales and trading	71	79	101	110	135	88	11.4	(34.8)	150	223	48.7
Indirect foreign exchange trading[9]	63	65	60	58	68	79	21.5	16.2	128	147	14.8
Total foreign exchange trading	134	144	161	168	203	167	16.0	(17.7)	278	370	33.1
Electronic foreign exchange services	48	43	44	46	48	44	2.3	(8.3)	91	92	1.1
Other trading, transition management and brokerage	71	73	73	79	73	70	(4.1)	(4.1)	144	143	(0.7)
Total brokerage and other trading services	119	116	117	125	121	114	(1.7)	(5.8)	235	235	—
Total trading services	253	260	278	293	324	281	8.1	(13.3)	513	605	17.9
Securities finance	85	147	99	106	101	155	5.4	53.5	232	256	10.3
Processing fees and other	113	108	103	138	114	115	6.5	0.9	221	229	3.6
Total fee revenue	1,981	2,103	2,098	2,137	2,113	2,180	3.7	3.2	4,084	4,293	5.1
Net interest revenue (excluding discount accretion)[10]	528	533	537	543	521	512	(3.9)	(1.7)	1,061	1,033	(2.6)
Tax-equivalent adjustment associated with tax-exempt investment securities	44	42	43	44	44	44	4.8	—	86	88	2.3
Operating-basis net interest revenue	572	575	580	587	565	556	(3.3)	(1.6)	1,147	1,121	(2.3)
Gains (losses) related to investment securities, net	6	(2)	—	—	(1)	(3)			4	(4)
Total revenue	2,559	2,676	2,678	2,724	2,677	2,733	2.1	2.1	5,235	5,410	3.3
Provision for loan losses	2	2	2	4	4	2	—	(50.0)	4	6	50.0
Expenses:
Compensation and employee benefits	1,085	974	955	962	1,088	984	1.0	(9.6)	2,059	2,072	0.6
Information systems and communications	244	244	242	246	247	249	2.0	0.8	488	496	1.6
Transaction processing services	191	193	199	201	197	201	4.1	2.0	384	398	3.6
Occupancy	114	115	119	113	113	109	(5.2)	(3.5)	229	222	(3.1)
Other	283	292	293	358	297	338	15.8	13.8	575	635	10.4
Total expenses	1,917	1,818	1,808	1,880	1,942	1,881	3.5	(3.1)	3,735	3,823	2.4
Income before income tax expense	640	856	868	840	731	850	(0.7)	16.3	1,496	1,581	5.7
Income tax expense	200	233	269	239	208	252	8.2	21.2	433	460	6.2
Net income	$440	$623	$599	$601	$523	$598	(4.0)	14.3	$1,063	$1,121	5.5

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS CONSOLIDATED RESULTS OF OPERATIONS (NON-GAAP PRESENTATION)

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14[1]	2Q14[2]	3Q14[3]	4Q14[4]	1Q15[5]	2Q15[6]	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2014[7]	2015[8]	2015 vs. 2014
Adjustments to net income:
Dividends on preferred stock	$(6)	$(19)	$(18)	$(18)	$(31)	$(29)	52.6%	(6.5)%	$(25)	$(60)	140.0%
Earnings allocated to participating securities	(1)	(1)	—	(1)	(1)	—	(100.0)	(100.0)	(2)	(1)	(50.0)
Net income available to common shareholders	$433	$603	$581	$582	$491	$569	(5.6)	15.9	$1,036	$1,060	2.3
Earnings per common share:
Basic	$1.01	$1.41	$1.37	$1.40	$1.19	$1.39	(1.4)	16.8	$2.42	$2.58	6.6
Diluted	.99	1.39	1.35	1.37	1.17	1.37	(1.4)	17.1	2.37	2.54	7.2
Average common shares outstanding:
Basic	430,621	427,824	421,974	416,651	412,225	410,674	(4.0)	(0.4)	429,215	411,445	(4.1)
Diluted	438,815	435,320	429,736	424,339	418,750	416,712	(4.3)	(0.5)	436,958	417,643	(4.4)
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30	$.34	13.3	13.3	$.56	$.64	14.3
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53	77.00	14.5	4.7	67.26	77.00	14.5
Financial ratios:
Return on average common equity	8.8%	11.9%	11.4%	11.6%	10.4%	12.0%	0.8	15.4	10.4%	11.2%	7.7
Pre-tax operating margin	25.0	32.0	32.4	30.8	27.3	31.1	(2.8)	13.9	28.6	29.2	2.1
After-tax margin	17.0	22.6	21.7	21.4	18.3	20.8	(8.0)	13.7	19.8	19.6	(1.0)
Internal capital generation rate	6.6	9.4	8.9	9.1	7.8	9.0	(4.3)	15.4	7.2	8.4	16.7
Common dividend payout ratio	25.8	21.1	21.7	21.4	25.1	24.4	15.6	(2.8)	25.0	24.7	(1.2)

[1]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $57 million. Operating-basis revenue excludes $27 million of discount accretion related to former conduit securities. Operating-basis expenses exclude $33 million of acquisition and restructuring costs (composed of $21 million of integration costs related to previous acquisitions and $12 million of restructuring charges); $72 million of compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $6 million for legal contingencies. Income tax expense excludes a one-time Italian tax on banks and insurance companies of $11 million.

[2] Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $64 million. Operating-basis revenue excludes $28 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $28 million of acquisition and restructuring costs (composed of $15 million of integration costs related to previous acquisitions and $13 million of restructuring charges); and $4 million of compensation and employee benefits expenses related to severance costs associated with the staffing realignment.

[3] Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $86 million. Operating-basis revenue excludes $33 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $20 million of acquisition and restructuring costs (composed of $12 million of integration costs related to previous acquisitions and $8 million of restructuring charges); $2 million of credit adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $66 million for legal contingencies.

[4]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $81 million. Operating-basis revenue excludes $31 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $52 million of acquisition and restructuring costs (composed of $10 million of integration costs related to previous acquisitions and $42 million of restructuring charges); $10 million of adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $115 million for legal contingencies.

[5]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $53 million. Operating-basis revenue excludes $25 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $6 million of acquisition and restructuring costs (composed of $5 million of integration costs related to previous acquisitions and $1 million of restructuring charges); $1 million of credit adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $150 million for legal contingencies.

[6]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $98 million. Operating-basis revenue excludes $23 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $3 million of acquisition and restructuring costs (composed of $3 million of integration costs related to previous acquisitions and $0 million of restructuring charges); and a net provision of $250 million for legal contingencies.

[7]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $121 million. Operating-basis revenue excludes $55 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $61 million of acquisition and restructuring costs (composed of $36 million of integration costs related to previous acquisitions and $25 million of restructuring charges); $76 million of credit adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $6 million for legal contingencies.

[8]  Operating-basis revenue includes the tax-equivalent impact of income tax credits associated with tax-advantaged investments of $151 million. Operating-basis revenue excludes $48 million of discount accretion associated with former conduit securities. Operating-basis expenses exclude $9 million of acquisition and restructuring costs (composed of $8 million of integration costs related to previous acquisitions and $1 million of restructuring charges); $1 million of credit adjustments to compensation and employee benefits expenses related to severance costs associated with the staffing realignment; and a net provision of $400 million for legal contingencies.

9 We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

[10]  First, second, third and fourth quarters of 2014 and first and second quarter of 2015 exclude discount accretion of $27 million, $28 million, $33 million, $31 million, $25 million and $23 million, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID (NON-GAAP PRESENTATION)

     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the quarters indicated, on an operating basis. Tax-equivalent adjustments were calculated using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of related federal benefit. Refer to page 13 of this earnings release addendum for reconciliations of GAAP basis to operating basis net interest revenue for each of the periods shown below.

	Quarters												% Change
	1Q14		2Q14		3Q14		4Q14		1Q15		2Q15		2Q15 vs. 2Q14	2Q15 vs. 1Q15
(Dollars in millions; operating basis)	Average balance	Average rates [1]	Average balance	Average rates [2]	Average balance	Average rates [3]	Average balance	Average rates [4]	Average balance	Average rates [5]	Average balance	Average rates [6]	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$33,410	0.42%	$53,564	0.38%	$63,160	0.33%	$70,780	0.32%	$71,568	0.30%	$79,435	0.27%	48.3%	11.0%
Securities purchased under resale agreements	6,631	0.53	4,307	0.94	3,249	1.05	2,178	1.99	2,449	1.88	2,662	2.24	(38.2)	8.7
Trading account assets	901	—	953	—	985	—	995	—	1,117	—	1,243	—	30.4	11.3
Investment securities
U.S. Treasury and federal agencies
Direct obligations	5,992	2.02	8,027	1.97	11,570	1.69	15,858	1.65	17,123	1.60	18,189	1.57	126.6	6.2
Mortgage- and asset-backed securities	23,506	2.26	22,547	2.21	21,544	2.17	20,797	2.18	20,944	2.18	20,217	2.08	(10.3)	(3.5)
State and political subdivisions	10,452	4.37	10,562	3.30	10,636	3.80	10,821	3.76	10,963	3.73	10,827	3.75	2.5	(1.2)
Other investments
Asset-backed securities	54,668	1.17	53,369	1.18	50,622	1.20	44,830	1.16	41,599	1.13	38,679	1.17	(27.5)	(7.0)
Collateralized mortgage-backed securities and obligations	8,068	2.79	7,972	2.78	7,979	2.72	7,490	2.59	7,757	2.57	7,226	2.60	(9.4)	(6.8)
Money market mutual funds	670	—	442	—	390	—	232	—	531	—	493	—	11.5	(7.2)
Other debt investments and equity securities	14,479	2.14	14,674	2.12	14,877	2.21	14,194	2.14	13,739	1.97	13,322	1.94	(9.2)	(3.0)
Total investment securities	117,835	1.94	117,593	1.84	117,618	1.89	114,222	1.87	112,656	1.85	108,953	1.85	(7.3)	(3.3)
Loans and leases	14,602	1.58	15,061	1.58	16,002	1.55	17,945	1.81	18,025	1.63	17,508	1.74	16.2	(2.9)
Other interest-earning assets	13,527	0.02	14,845	0.06	17,003	0.05	18,338	0.05	20,544	0.06	23,610	0.03	59.0	14.9
Total interest-earning assets	186,906	1.46	206,323	1.29	218,017	1.24	224,458	1.22	226,359	1.19	233,411	1.12	13.1	3.1
Cash and due from banks	4,618		5,304		4,240		2,416		2,397		2,807		(47.1)	17.1
Other assets	24,045		23,037		25,053		27,565		30,326		27,644		20.0	(8.8)
Total assets	$215,569		$234,664		$247,310		$254,439		$259,082		$263,862		12.4%	1.8%
Liabilities:
Interest-bearing deposits:
U.S.	$12,072	0.03%	$20,698	0.09%	$24,144	0.11%	$28,063	0.12%	$30,174	0.13%	$28,165	0.13%	36.1%	(6.7)%
Non-U.S. transaction accounts	99,808		106,894		112,856		109,260		102,624		109,560		2.5	6.8
Non-U.S. nontransaction accounts	1,474		2,396		1,900		1,258		1,207		1,382		(42.3)	14.5
Total Non-U.S.	101,282	0.06	109,290	0.05	114,756	0.09	110,518	0.08	103,831	0.06	110,942	0.02	1.5	6.8
Securities sold under repurchase agreements	8,424	—	8,747	—	9,111	—	8,977	—	9,354	—	10,155	0.02	16.1	8.6
Federal funds purchased	20	—	19	—	18	—	22	—	24	—	22	—	15.8	(8.3)
Other short-term borrowings	3,909	1.57	4,000	(1.20)	4,376	—	4,415	0.13	4,448	0.13	4,400	0.16	10.0	(1.1)
Long-term debt	9,668	2.60	9,340	2.73	9,020	2.64	9,216	2.56	9,736	2.54	9,154	2.67	(2.0)	(6.0)
Other interest-bearing liabilities	6,758	0.43	7,559	0.99	7,386	0.42	7,690	0.50	7,465	0.41	8,609	0.74	13.9	15.3
Total interest-bearing liabilities	142,133	0.29	159,653	0.22	168,811	0.24	168,901	0.24	165,032	0.24	171,447	0.22	7.4	3.9
Non-interest bearing deposits	40,711		41,906		44,503		48,951		55,066		56,281		34.3	2.2
Other liabilities	12,034		11,541		12,513		15,069		17,767		14,713		27.5	(17.2)
Preferred shareholders' equity	722		1,233		1,233		1,526		1,961		2,295		86.1	17.0
Common shareholders' equity	19,969		20,331		20,250		19,992		19,256		19,126		(5.9)	(0.7)
Total liabilities and shareholders' equity	$215,569		$234,664		$247,310		$254,439		$259,082		$263,862		12.4%	1.8%
Excess of rate earned over rate paid		1.17%		1.07%		1.00%		0.98%		0.95%		0.90%
Net interest margin		1.24%		1.12%		1.06%		1.04%		1.01%		0.96%
Net interest revenue, operating basis		$572		$575		$580		$587		$565		$556

Explanatory notes are provided on the following page.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID (NON-GAAP PRESENTATION)

1 First quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $555 million and a tax-equivalent adjustment of $44 million, excluding the impact of $27 million of discount accretion related to former conduit securities.
2 Second quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $561 million and a tax-equivalent adjustment of $42 million, excluding the impact of $28 million of discount accretion related to former conduit securities.
3 Third quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $570 million and a tax-equivalent adjustment of $43 million, excluding the impact of $33 million of discount accretion related to former conduit securities.
4 Fourth quarter of 2014 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $574 million and a tax-equivalent adjustment of $44 million, excluding the impact of $31 million of discount accretion related to former conduit securities.
5 First quarter of 2015 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $546 million and a tax-equivalent adjustment of $44 million, excluding the impact of $25 million of discount accretion related to former conduit securities.
6 Second quarter of 2015 presents rates earned and paid based on operating-basis net interest revenue, which is composed of reported net interest revenue of $535 million and a tax-equivalent adjustment of $44 million, excluding the impact of $23 million of discount accretion related to former conduit securities.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying materials present financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14		2Q15 vs. 1Q15		2Q14	2Q15	YTD 2Q15 vs. YTD 2Q14
Total Revenue:
Total revenue, GAAP basis	$2,485	$2,598	$2,582	$2,630	$2,605	$2,614	0.6%		0.3%		$5,083	$5,219	2.7%
Adjustment to processing fees and other revenue (see below)	57	64	86	81	53	98					121	151
Adjustment to net interest revenue (see below)	44	42	43	44	44	44					86	88
Adjustment to net interest revenue (see below)	(27)	(28)	(33)	(31)	(25)	(23)					(55)	(48)
Total revenue, operating basis[1,2,3]	$2,559	$2,676	$2,678	$2,724	$2,677	$2,733	2.13		2.09		$5,235	$5,410	3.34

Fee Revenue:
Total fee revenue, GAAP basis	$1,924	$2,039	$2,012	$2,056	$2,060	$2,082	2.1		1.1		$3,963	$4,142	4.5
Tax-equivalent adjustment associated with tax-advantaged investments	57	64	86	81	53	98					121	151
Total fee revenue, operating basis	$1,981	$2,103	$2,098	$2,137	$2,113	$2,180	3.7		3.2		$4,084	$4,293	5.1

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$56	$44	$17	$57	$61	$17	(61.4)		(72.1)		$100	$78	(22.0)
Tax-equivalent adjustment associated with tax-advantaged investments	57	64	86	81	53	98					121	151
Total processing fees and other revenue, operating basis	$113	$108	$103	$138	$114	$115	6.5		0.9		$221	$229	3.6

Net Interest Revenue:
Net interest revenue, GAAP basis	$555	$561	$570	$574	$546	$535	(4.6)		(2.0)		$1,116	$1,081	(3.1)
Tax-equivalent adjustment associated with tax-exempt investment securities	44	42	43	44	44	44					86	88
Net interest revenue, fully taxable-equivalent basis[4]	599	603	613	618	590	579					1,202	1,169
Discount accretion associated with former conduit securities	(27)	(28)	(33)	(31)	(25)	(23)					(55)	(48)
Net interest revenue, operating basis[4]	$572	$575	$580	$587	$565	$556	(3.3)		(1.6)		$1,147	$1,121	(2.3)

Net Interest Margin:
Net interest margin, fully taxable-equivalent basis[4]	1.30%	1.17%	1.12%	1.09%	1.06%	1.00%	(17)	bps	(6)	bps	1.23%	1.03%	(20)	bps
Effect of discount accretion	0.06	0.05	0.06	0.05	0.05	0.04					0.05	0.05
Net interest margin, operating basis	1.24%	1.12%	1.06%	1.04%	1.01%	0.96%	(16)		(5)		1.18%	0.98%	(20)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14	2Q15 vs. 1Q15	2Q14	2Q15	YTD 2Q15 vs. YTD 2Q14
Expenses:
Total expenses, GAAP basis	$2,028	$1,850	$1,892	$2,057	$2,097	$2,134	15.4%	1.8%	$3,878	$4,231	9.1%
Severance costs associated with staffing realignment	(72)	(4)	2	(10)	1	—			(76)	1
Provisions for legal contingencies	(6)	—	(66)	(115)	(150)	(250)			(6)	(400)
Acquisition costs	(21)	(15)	(12)	(10)	(5)	(3)			(36)	(8)
Restructuring charges, net	(12)	(13)	(8)	(42)	(1)	—			(25)	(1)
Total expenses, operating basis[1,2,3]	$1,917	$1,818	$1,808	$1,880	$1,942	$1,881	3.47	(3.14)	$3,735	$3,823	2.36

Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$1,157	$978	$953	$972	$1,087	$984	0.6	(9.5)	$2,135	$2,071	(3.0)
Severance costs associated with staffing realignment	(72)	(4)	2	(10)	1	—			(76)	1
Total compensation and employee benefits expenses, operating basis	$1,085	$974	$955	$962	$1,088	$984	1.0	(9.6)	$2,059	$2,072	0.6

Other Expenses:
Total other expenses, GAAP basis	$289	$292	$359	$473	$447	$588	101.4	31.5	$581	$1,035	78.1
Provisions for legal contingencies	(6)	—	(66)	(115)	(150)	(250)			(6)	(400)
Total other expenses, operating basis	$283	$292	$293	$358	$297	$338	15.8	13.8	$575	$635	10.4

Income Before Income Tax Expense:
Income before income tax expense, GAAP basis	$455	$746	$688	$569	$504	$478	(35.9)	(5.2)	$1,201	$982	(18.2)
Net pre-tax effect of non-operating adjustments to revenue and expenses	185	110	180	271	227	372			295	599
Income before income tax expense, operating basis	$640	$856	$868	$840	$731	$850	(0.7)	16.3	$1,496	$1,581	5.7

Pre-tax operating margin:
Pre-tax operating margin, GAAP basis	18.3%	28.7%	26.6%	21.6%	19.3%	18.3%			23.6%	18.8%
Net effect of non-operating adjustments	6.7	3.3	5.8	9.2	8.0	12.8			5.0	10.4
Pre-tax operating margin, operating basis[5]	25.0%	32.0%	32.4%	30.8%	27.3%	31.1%			28.6%	29.2%

Income Tax Expense:
Income tax expense, GAAP basis	$92	$124	$128	$77	$95	$56	(54.8)	(41.1)	$216	$151	(30.1)
Aggregate tax-equivalent adjustments	101	106	129	125	97	142			207	239
One-time Italian tax on banks and insurance companies	(11)	—	—	—	—	—			(11)	—
Net tax effect of non-operating adjustments	18	3	12	37	16	54			21	70
Income tax expense, operating basis	$200	$233	$269	$239	$208	$252	8.2	21.2	$433	$460	6.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	2Q15 vs. 2Q14		2Q15 vs. 1Q15		2Q14	2Q15	YTD 2Q15 vs. YTD 2Q14
Effective Tax Rate:
Income before income tax expense, operating basis	$640	$856	$868	$840	$731	$850					$1,496	$1,581
Income tax expense, operating basis	200	233	269	239	208	252					433	460
Effective tax rate, operating basis	31.2%	27.2%	31.0%	28.5%	28.4%	29.6%					28.9%	29.1%

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP basis	$356	$602	$542	$473	$377	$393	(34.7)%		4.2%		$958	$770	(19.6)%
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	77	1	39	109	114	176					78	290
Net income available to common shareholders, operating basis	$433	$603	$581	$582	$491	$569	(5.6)		15.9		$1,036	$1,060	2.3

Diluted Earnings per Common Share:
Diluted earnings per common share, GAAP basis	$.81	$1.38	$1.26	$1.12	$.90	$.94	(31.9)		4.4		$2.19	$1.84	(16.0)
Severance costs	.11	.01	—	.01	—	—					.11	—
Provisions for legal contingencies	.01	—	.12	.22	.36	.37					.01	.73
Acquisition costs	.03	.02	.02	.01	.01	—					.06	.01
Restructuring charges, net	.02	.02	.01	.06	—	—					.03	—
Effect on income tax of non-operating adjustments	.02	—	(.01)	(.01)	(.06)	.08					.02	.02
Discount accretion associated with former conduit securities	(.04)	(.04)	(.05)	(.04)	(.04)	(.02)					(.08)	(.06)
One-time Italian tax on banks and insurance companies	.03	—	—	—	—	—					.03	—
Diluted earnings per common share, operating basis	$.99	$1.39	$1.35	$1.37	$1.17	$1.37	(1.4)		17.1		$2.37	$2.54	7.2

Return on Average Common Equity:
Return on average common equity, GAAP basis	7.2%	11.9%	10.6%	9.4%	7.9%	8.3%	(360)	bps	40	bps	9.6%	8.1%	(150)	bps
Severance costs	1.0	—	—	.1	—	—					.5
Provisions for legal contingencies	.1	—	.9	1.8	3.2	3.3					—	3.2
Acquisition costs	.3	.2	.2	.2	.1	—					.2	.1
Restructuring charges, net	.1	.1	.1	.6	—	—					.2	—
Effect on income tax of non-operating adjustments	.2	—	—	(.1)	(.5)	.7					.1	.1
Discount accretion associated with former conduit securities	(.3)	(.3)	(.4)	(.4)	(.3)	(.3)					(.3)	(.3)
One-time Italian tax on banks and insurance companies	.2	—	—	—	—	—					.1	—
Return on average common equity, operating basis	8.8%	11.9%	11.4%	11.6%	10.4%	12.0%	10		160		10.4%	11.2%	80

1 For the quarters ended June 30, 2015 and June 30, 2014, negative operating leverage in the year-over-year comparison was approximately 134 basis points, based on an increase in total operating-basis revenue of 2.13% and an increase in total operating-basis expenses of 3.47%.

2 For the quarters ended June 30, 2015 and March 31, 2014, positive operating leverage in the quarter-over-quarter comparison was approximately 523 basis points, based on an increase in total operating-basis revenue of 2.09% and a decrease in total operating-basis expenses of 3.14%.

3 For the six month ended June 30, 2015 and June 30, 2014, positive operating leverage in the year-over-year comparison was approximately 98 basis points, based on an increase in total operating-basis revenue of 3.34% and an increase in total operating-basis expenses of 2.36%.

4 Fully taxable-equivalent net interest margin for the first, second, third and fourth quarters of 2014 and first and second quarters of 2015 represented fully taxable-equivalent net interest revenue of $599 million, $603 million, $613 million, $618 million, $590 million and $579 million, respectively (GAAP-basis net interest revenue of $555 million, $561 million, $570 million, $574 million, $546 million, and $535 million plus tax-equivalent adjustments of $44 million, $42 million, $43 million, $44 million, $44 million and $44 million respectively), on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

5 Pre-tax operating margin for the first, second, third and fourth quarters of 2014 and first and second quarters of 2015 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

     The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of June 30, 2014, September 30, 2014 and December 31, 2014, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with both the advanced approaches and transitional provisions of Basel III, as the case may be. As of March 31, 2015 and June 30, 2015, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided on page 17 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

	Quarters
	2Q14		3Q14		4Q14		1Q15		2Q15
(Dollars in millions)	Basel III Advanced Approach[2]	Basel III Transitional Approach[1]	Basel III Advanced Approach[2]	Basel III Transitional Approach[1]	Basel III Advanced Approach[2]	Basel III Transitional Approach[1]	Basel III Advanced Approach[2]	Basel III Standardized Approach[1]	Basel III Advanced Approach[2]	Basel III Standardized Approach[3]
RATIOS:
Common equity tier 1 capital	12.8%	16.0%	12.8%	15.0%	12.5%	14.9%	12.2%	10.4%	12.2%	11.6%
Tier 1 capital	14.1	17.7	14.2	16.7	14.6	17.4	14.2	12.1	14.9	14.2
Total capital	16.1	20.2	16.2	19.1	16.6	19.8	16.3	13.9	17.0	16.2
Tier 1 leverage	6.9	6.9	6.4	6.4	6.4	6.4	5.8	5.8	6.0	6.0

Supporting Calculations:

Common equity tier 1 capital	$14,165	$14,165	$13,781	$13,781	$13,473	$13,473	$12,644	$12,644	$12,713	$12,713
Total risk-weighted assets	111,015	88,607	108,078	91,800	107,827	90,412	103,998	121,946	104,394	109,457
Common equity tier 1 risk-based capital	12.8%	16.0%	12.8%	15.0%	12.5%	14.9%	12.2%	10.4%	12.2%	11.6%

Tier 1 capital	$15,708	$15,708	$15,318	$15,318	$15,764	$15,764	$14,748	$14,748	$15,555	$15,555
Total risk-weighted assets	111,015	88,607	108,078	91,800	107,827	90,412	103,998	121,946	104,394	109,457
Tier 1 risk-based capital ratio	14.1%	17.7%	14.2%	16.7%	14.6%	17.4%	14.2%	12.1%	14.9%	14.2%

Total capital	$17,924	$17,924	$17,534	$17,534	$17,861	$17,861	$16,902	$16,902	$17,708	$17,708
Total risk-weighted assets	111,015	88,607	108,078	91,800	107,827	90,412	103,998	121,946	104,394	109,457
Total risk-based capital ratio	16.1%	20.2%	16.2%	19.1%	16.6%	19.8%	16.3%	13.9%	17.0%	16.2%

Tier 1 capital	$15,708	$15,708	$15,318	$15,318	$15,764	$15,764	$14,748	$14,748	$15,555	$15,555
Adjusted quarterly average assets	227,815	227,815	240,529	240,529	247,740	247,740	252,406	252,406	257,227	257,227
Tier 1 leverage ratio	6.9%	6.9%	6.4%	6.4%	6.4%	6.4%	5.8%	5.8%	6.0%	6.0%

1 CET1, tier 1 capital, total capital, and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, March 31, 2015 and June 30, 2015 were calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, these ratios reflect total and tier 1 capital, as applicable (the numerator), calculated in conformity with the advanced approaches provisions of the Basel III final rule, and total risk-weighted assets or, with respect to the tier 1 leverage ratio, quarterly average assets (in both cases, the denominator), calculated in conformity with the provisions of Basel I.
2 CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, March 31, 2015 and June 30, 2015 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
3 CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2015 were calculated in conformity with the standardized approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		2Q14	3Q14	4Q14	1Q15	2Q15
Consolidated Total Assets		$282,324	$274,805	$274,119	$279,476	$294,571
Less:
Goodwill		6,037	5,899	5,826	5,663	5,729
Other intangible assets		2,247	2,121	2,025	1,892	1,871
Cash balances held at central banks in excess of required reserves		87,081	74,570	83,402	71,740	106,202
Adjusted assets		186,959	192,215	182,866	200,181	180,769
Plus related deferred tax liabilities		898	874	821	814	834
Total tangible assets	A	187,857	193,089	183,687	200,995	181,603
Consolidated Total Common Shareholders' Equity		$20,467	$19,923	$19,512	$18,858	$18,797
Less:
Goodwill		6,037	5,899	5,826	5,663	5,729
Other intangible assets		2,247	2,121	2,025	1,892	1,871
Adjusted equity		12,183	11,903	11,661	11,303	11,197
Plus related deferred tax liabilities		898	874	821	814	834
Total tangible common equity	B	$13,081	$12,777	$12,482	$12,117	$12,031
Tangible common equity ratio	B/A	7.0%	6.6%	6.8%	6.0%	6.6%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS

     Provisions of the Basel III final rule, issued in July 2013, become effective under a transition timetable which began on January 1, 2014. We have used the advanced approaches provisions provided in the Basel III final rule to calculate our regulatory capital ratios beginning with the second quarter of 2014. Beginning with the first quarter of 2015, we began to also use the standardized approach provisions provided in the Basel III final rule to calculate our regulatory capital ratios.

     Prior to the first quarter of 2015, the lower of our regulatory capital ratios calculated under the Basel III advanced approaches and those ratios calculated under the transitional provisions of Basel III were applied in the assessment of our capital adequacy for regulatory purposes. Beginning in the first quarter of 2015, capital ratios calculated under the Basel III standardized approach replaced the transitional ratios in the assessment of our capital adequacy for regulatory purposes.

     The following tables reconcile our fully phased-in estimated pro forma CET1 ratios calculated in conformity with the Basel III final rule, as described, to our CET1 ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of June 30, 2015 (Dollars in millions)	Basel III Final Rule Advanced Approaches[1]		Basel III Final Rule Standardized Approach[1]	Basel III Fully Phased-In Advanced Approaches (Estimated)[2] Pro-Forma	Basel III Fully Phased-In Standardized Approach (Estimated)[3] Pro-Forma
Tier 1 Capital	$15,555		$15,555	$14,570	$14,570
Less:
Trust preferred capital securities	237		237	—	—
Preferred stock	2,703		2,703	2,703	2,703
Plus: Other	98		98	—	—
Common equity tier 1 capital	12,713	A	12,713	11,867	11,867
Total Risk-Weighted Assets	104,394	B	109,457	103,913	109,003
Common equity tier 1 risk-based capital ratio	12.2%	A/B	11.6%	11.4%	10.9%

1 CET 1 ratio as of June 30, 2015 was calculated in conformity with the advanced approaches and standardized approach provisions of the Basel III final rule, as the case may be.
[2] Estimated pro forma fully phased-in Basel III CET1 ratio (advanced approaches) as of June 30, 2015 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the advanced approaches (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of July 24, 2015 and as applied to our businesses and operations as of June 30, 2015. Under such application of the fully phased-in advanced approaches, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $481 million as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $104.39 billion as of June 30, 2015, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

[3] Estimated pro forma fully phased-in Basel III CET1 ratio (standardized approach) as of June 30, 2015 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of July 24, 2015 and as applied to our businesses and operations as of June 30, 2015. Under such application of the fully phased-in standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $454 million as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $109.46 billion as of June, 2015, calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS (Continued)
As of March 31, 2015 (Dollars in millions)	Basel III Final Rule Advanced Approaches[1]		Basel III Final Rule Standardized Approach[1]	Basel III Fully Phased-In Advanced Approaches (Estimated)[2] Pro-Forma	Basel III Fully Phased-In Standardized Approach (Estimated)[3] Pro-Forma
Tier 1 Capital	$14,748		$14,748	$13,921	$13,921
Less:
Trust preferred capital securities	237		237	—	—
Preferred stock	1,961		1,961	1,961	1,961
Plus: Other	94		94	—	—
Common equity tier 1 capital	12,644	C	12,644	11,960	11,960
Total Risk-Weighted Assets	103,998	D	121,946	103,446	121,426
Common equity tier 1 risk-based capital ratio	12.2%	C/D	10.4%	11.6%	9.8%

1 CET 1 ratio as of March 31, 2015 was calculated in conformity with the advanced approaches and standardized approach provisions of the Basel III final rule, as the case may be.
2 Estimated pro forma fully phased-in Basel III CET1 ratio (advanced approaches) as of March 31, 2015 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the advanced approaches (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of April 24, 2015 and as applied to our businesses and operations as of March 31, 2015. Under such application of the fully phased-in advanced approaches, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $552 million as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $104.00 billion as of March 31, 2015, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

3 Estimated pro forma fully phased-in Basel III CET1 ratio (standardized approach) as of March 31, 2015 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of April 24, 2015 and as applied to our businesses and operations as of March 31, 2015. Under such application of the fully phased-in standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $520 million as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $121.95 billion as of March 31, 2015, calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS (Continued)
As of December 31, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approaches[4]		Basel III Final Rule Standardized Approach (Estimated)[5]	Basel III Fully Phased-In Advanced Approaches (Estimated)[6] Proforma	Basel III Fully Phased-In Standardized Approach (Estimated)[7] Proforma
Tier 1 Capital	$15,764		$15,764	$14,261	$14,261
Less:
Trust preferred capital securities	475		475	—	—
Preferred stock	1,961		1,961	1,961	1,961
Plus: Other	145		145	—	—
Common equity tier 1 capital	13,473	E	13,473	12,300	12,300
Total Risk-Weighted Assets	107,827	F	125,011	106,817	124,058
Common equity tier 1 risk-based capital ratio	12.5%	E/F	10.8%	11.5%	9.9%

4 CET1 ratio as of December 31, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[5] Estimated pro forma CET1 ratio (standardized approach) as of December 31, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $17.18 billion as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $107.83 billion as of December 31, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

[6] Estimated pro forma fully phased-in Basel III CET1 ratio (advanced approaches) as of December 31, 2014 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the advanced approaches (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the fully phased-in advanced approaches, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $1.01 billion as a result of applying the advanced approaches provisions of the Basel III final rule to total risk-weighted assets of $107.83 billion as of December 31, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule (as of December 31, 2014; i.e., not fully phased-in).

[7] Estimated pro forma fully phased-in Basel III CET1 ratio (standardized approach) as of December 31, 2014 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflects capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach (fully phased-in) in the Basel III final rule based on our interpretations of the Basel III final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014. Under such application of the fully phased-in standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio decreased by $953 million as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $125.01 billion as of December 31, 2014, calculated in conformity with the standardized approach provisions of the Basel III final rule (as of December 31, 2014; i.e., not fully phased-in).

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF COMMON EQUITY TIER 1 RATIOS (Continued)
As of September 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approaches[8]		Basel III Final Rule Standardized Approach (Estimated)[9] ProForma
Tier 1 Capital	$15,318		$15,318
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	171		171
Common equity tier 1 capital	13,781	G	13,781
Total Risk-Weighted Assets	108,078	H	126,356
Common equity tier 1 risk-based capital ratio	12.8%	G/H	10.9%

8 CET1 ratio as of September 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[9] Estimated pro forma CET1 ratio (standardized approach) as of September 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule based on our interpretations of the Basel III final rule as of October 24, 2014 and as applied to our businesses and operations as of September 30, 2014. Under such application of the standardized approach, total risk-weighted assets used in the calculation of the CET1 ratio increased by $18.30 billion as a result of applying the standardized approach provisions of the Basel III final rule to total risk-weighted assets of $108.08 billion as of September 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

As of June 30, 2014 (Dollars in millions)	Basel III Final Rule Advanced Approach[10]		Basel III Final Rule Standardized Approach (Estimated)[11]
Tier 1 Capital	$15,708		$15,708
Less:
Trust preferred capital securities	475		475
Preferred stock	1,233		1,233
Plus: Other	165		165
Tier 1 common capital	14,165	I	14,165
Total Risk-Weighted Assets	111,015	J	125,575
Tier 1 common risk-based capital ratio	12.8%	I/J	11.3%

[10] Tier 1 common ratio as of June 30, 2014 was calculated in conformity with the advanced approaches provisions of the Basel III final rule.
[11] Estimated tier 1 common ratio as of June 30, 2014 reflects capital calculated in conformity with the provisions of the Basel III final rule and total risk-weighted assets calculated in conformity with the standardized approach in the Basel III final rule. Under the standardized approach, total risk-weighted assets used in the calculation of the tier 1 common ratio increased by $14.56 billion as a result of applying the standardized provisions of the Basel III final rule to total risk-weighted assets of $111.02 billion as of June 30, 2014, calculated in conformity with the advanced approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, upon implementation as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street is required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios as of June 30, 2015 and March 31, 2015 are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of July 24, 2015 and as applied to our businesses and operations as of June 30, 2015 and March 31, 2015. Estimated pro forma fully phased-in SLR ratios as of December 31, 2014 are preliminary estimates by State Street, calculated based on our interpretations of the SLR final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios as of June 30, 2015, March 31, 2015 and December 31, 2014 calculated in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

	State Street			State Street Bank
As of June 30, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,555	A	$14,570	$14,506	$13,821
On-and off-balance sheet leverage exposure	291,861		291,861	286,725	286,725
Less: regulatory deductions	(6,138)		(6,930)	(5,776)	(6,514)
Total assets for SLR	285,723	B	284,931	280,949	280,211
Supplementary Leverage Ratio	5.4%	A/B	5.1%	5.2%	4.9%

	State Street			State Street Bank
As of March 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,784	C	$13,921	$13,920	$13,394
On-and off-balance sheet leverage exposure	288,932		288,932	284,060	284,060
Less: regulatory deductions	(6,088)		(6,898)	(5,734)	(6,489)
Total assets for SLR	282,844	D	282,034	278,326	277,571
Supplementary Leverage Ratio	5.2%	C/D	4.9%	5.0%	4.8%

	State Street			State Street Bank
As of December 31, 2014 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,764	E	$14,261	$14,043	$13,102
On-and off-balance sheet leverage exposure	284,740		284,740	280,036	280,036
Less: regulatory deductions	(6,050)		(7,211)	(5,705)	(6,790)
Total assets for SLR	278,690	F	277,529	274,331	273,246
Supplementary Leverage Ratio	5.7%	E/F	5.1%	5.1%	4.8%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

	State Street		State Street Bank
As of September 30, 2014 (Dollars in millions)	Transitional SLR
Tier 1 Capital	$15,318	G	$14,316
On-and off-balance sheet leverage exposure	276,529		271,547
Less: regulatory deductions	(6,156)		(5,804)
Total assets for SLR	270,373	H	265,743
Supplementary Leverage Ratio	5.7%	G/H	5.4%

	State Street		State Street Bank
As of June 30, 2014 (Dollars in millions)	Transitional SLR
Tier 1 Capital	$15,707	I	$14,767
On-and off-balance sheet leverage exposure	264,432		259,912
Less: regulatory deductions	(6,308)		(5,942)
Total assets for SLR	258,124	J	253,970
Supplementary Leverage Ratio	6.1%	I/J	5.8%